Exhibit 99.1

AMENDED AND RESTATED

BYLAWS

OF

HEWLETT-PACKARD COMPANY
(A DELAWARE CORPORATION)

ARTICLE I

CORPORATE OFFICES

1.1           REGISTERED OFFICE.  The registered office of Hewlett-Packard Company (“HP”) will be fixed in the Certificate of Incorporation of HP.

1.2           OTHER OFFICES.  The Board of Directors may at any time establish branch or subordinate offices at any place or places where HP is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1           PLACE OF MEETINGS.  Meetings of stockholders will be held at any place within or outside the State of Delaware designated by the Board of Directors.  In lieu of holding a stockholders’ meeting at a designated place, the Board of Directors, in its sole discretion, may determine that any stockholders’ meeting may be held solely by means of remote communication.  In the absence of any such designation, stockholders’ meetings will be held at the registered office of HP.

2.2           ANNUAL MEETING.

(a)           The annual meeting of stockholders will be held each year on a date and at a time designated by the Board of Directors or its delegate.  At the meeting, directors will be elected, and any other proper business may be transacted.

(b)           At an annual meeting of the stockholders, only such business will be conducted as will have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be: (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder of record at the time of giving notice provided for in these Bylaws, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.2.

(c)           For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the secretary of HP.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of HP (A) not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting, or (B) not less than the later of the close of business on the forty-fifth (45th) day nor earlier than the close of business on the seventy-fifth (75th) day prior to the first anniversary of the date on which HP first sent or gave its proxy statement to stockholders for the preceding year’s annual meeting, whichever period described in clause (A) or (B) of this sentence first occurs; provided, however, that in the event that no annual meeting was held in the previous year or the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after the anniversary date of the previous year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to the annual meeting and not later than the close of business on the later of (x) the ninetieth (90th) day prior to the annual meeting and (y) the tenth (10) day following the date on which public announcement of the date of such meeting is first made.  For purposes of this Section 2.2, a “public announcement” will mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by HP with the Securities and Exchange Commission, or in a notice pursuant to the applicable rules of an exchange on which the securities of HP are listed.  In no event will the public announcement of an adjournment of a stockholders meeting commence a new time period for the giving of a stockholder’s notice as described above.

(d)           A stockholder’s notice to the secretary will set forth as to each matter the stockholder proposes to bring before the annual meeting: (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on HP’s books, of the stockholder proposing such business, (3) the class and number of shares of HP which are owned by the stockholder, including shares beneficially owned and shares held of record, (4) any material interest of the stockholder in such business, and (5) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”), in his or her capacity as a proponent of a stockholder proposal.

Notwithstanding the foregoing, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for an annual meeting, stockholders must provide notice as required by the regulations promulgated under the 1934 Act.    Notwithstanding anything in these Bylaws to the contrary, no business will be conducted at any annual meeting except in accordance with the procedures set forth in this Section 2.2.  The chairman of the annual meeting may determine and declare, if the facts warrant, at the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 2.2, and, if he or she should so determine, he or she will so declare at the meeting that any such business not properly brought before the meeting will not be transacted.

(e)           Only persons who are nominated in accordance with the procedures set forth in this paragraph (e) will be eligible for election as directors.  Nominations of persons for election to the Board of Directors of HP may be made at an annual meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of record of HP at the time of giving notice provided for in these Bylaws, who is entitled to vote in the election of directors at the annual meeting and who complies with the notice procedures set forth in this Section 2.2.

(f)            Such nominations, other than those made by or at the direction of the Board of Directors, will be made pursuant to timely notice in writing to the secretary of HP in accordance with the provisions of paragraph (c) of this Section 2.2.  Such stockholder’s notice will set forth (i) as to each person, if any, whom the stockholder proposes to nominate for election or re-election as a director:  (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of HP which are owned by such person, and including shares beneficially owned and shares held of record, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the 1934 Act (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); (ii) as to such stockholder giving notice, the information required to be provided pursuant to paragraph (d) of this Section 2.2; and (iii) a written statement executed by such nominee acknowledging that, as a director of such corporation, such person will owe a fiduciary duty, under the General Corporation Law of the State of Delaware, exclusively to HP and its stockholders.  At the request of the Board of Directors or the chairman of the Board of Directors, any person nominated by a stockholder for election as a director will furnish to the secretary of HP that information required to be set forth in the stockholder’s notice of nomination which pertains to the nominee.  No person will be eligible for election as a director of HP unless nominated in accordance with the procedures set forth in this paragraph (f).

(g)           The chairman of the meeting may determine and declare, if the facts warrant, at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and in such event the defective nomination will be disregarded.

2.3           SPECIAL MEETING.

                (a)           A special meeting of the stockholders may be called at any time by the Board of Directors, or by any of the following persons with the concurrence of a majority of the Board of Directors: the chairman of the Board of Directors, or the chief executive officer or the secretary, but such special meetings may not be called by any other person or persons except as provided in Section 3.4 below.

                (b)           A special meeting of stockholders shall be called by the Board of Directors upon written request to the secretary of one or more record holders of shares of stock of HP representing in the aggregate not less than twenty-five percent (25%) of the total number of shares of stock entitled to vote on the matter or matters to be brought before the proposed special meeting.  A request to the secretary shall be signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall set forth: (1) a brief description of each matter of business desired to be brought before the special meeting and the reasons for conducting such business at the special meeting, (2) the name and address, as they appear on HP’s books, of each stockholder requesting the special meeting, (3) the class and number of shares of HP which are owned by each stockholder requesting the special meeting, including shares beneficially owned and shares held of record, and (4) any material interest of each stockholder in the business desired to be brought before the special meeting.  A special meeting requested by stockholders shall be held at such date, time and place within or without the state of Delaware as may be fixed by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than ninety (90) days after the request to call the special meeting is received by the secretary.  Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if the Board of Directors has called or calls for an annual meeting of stockholders to be held within ninety (90) days after the secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such annual meeting includes (among any other matters properly brought before the annual meeting) the business specified in the request.  A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the secretary, and if, following such revocation, there are un-revoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting.

                (c)           Only such business will be considered at a special meeting of stockholders as will have been stated in the notice for such meeting.

2.4           ORGANIZATION.  Meetings of stockholders shall be presided over by the chairman of the Board of Directors, if any, or in his or her absence by a person designated by the Board of Directors, or, in the absence of a person so designated by the Board of Directors, by the chief executive officer, or in his or her absence by the chief financial officer, or in his or her absence by the secretary, if any, or in his or her absence by a chairman chosen at the meeting by the vote of a majority in interest of the stockholders present in person or represented by proxy and entitled to vote thereat.  The secretary, or in his or her absence, an assistant secretary, or, in the absence of the secretary and all assistant secretaries, a person whom the chairman of the meeting will appoint will act as secretary of the meeting and keep a record of the proceedings thereof.

The Board of Directors of HP will be entitled to make such rules or regulations for the conduct of meetings of stockholders as it will deem necessary, appropriate or convenient.  Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting will have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of HP and their duly authorized and constituted proxies, and such other persons as the chairman will permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters which are to be voted on by ballot.  Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders will not be required to be held in accordance with rules of parliamentary procedure.

2.5           NOTICE OF STOCKHOLDERS’ MEETINGS.  All notices of meetings of stockholders will be sent or otherwise given in accordance with Section 2.6 of these Bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting.  The notice will specify the place (if any), date, and hour of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted (no business other than that specified in the notice may be transacted) or (ii) in the case of the annual meeting, those matters which the Board of Directors, at the time of giving the notice, intends to present for action by the stockholders (but any matter properly may be presented at the meeting for such action).  The notice of any meeting at which directors are to be elected will include the name of any nominee or nominees who, at the time of the notice, the Board of Directors intends to present for election.  Any previously scheduled meeting of the stockholders may be postponed, and, except for meetings of stockholders called by the Board of Directors pursuant to paragraph (b) of Section 2.3 of these Bylaws (which meetings may be cancelled only on the terms provided in paragraph (b) of Section 2.3 of these Bylaws) or if the Certificate of Incorporation otherwise provides, any meeting of the stockholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

2.6           MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.  Notice of any meeting of stockholders will be given either personally, by mail, express mail, courier service or, with the actual or constructive consent of the stockholder entitled to receive such notice, by facsimile, electronic mail or other means of electronic transmission.  If sent by mail, express mail or courier service, such notice will be sent postage or charges prepaid and will be addressed to the stockholder at the address of that stockholder appearing on the books of HP or given by the stockholder to HP for the purpose of notice, and such notice will be deemed to have been given.  Notice given by electronic transmission pursuant to this subsection will be deemed given:  (a) if by facsimile telecommunication, when directed to a facsimile telecommunication number at which the stockholder has actually or constructively consented to receive notice; (2) if by electronic mail, when directed to an electronic mail address at which the stockholder has actually or constructively consented to receive notice; (3) if by posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice, and (4) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting, executed by the secretary, assistant secretary or any transfer agent or mailing agent of HP giving the notice, will be prima facie evidence of the giving of such notice or report.

2.7           QUORUM.  The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, will constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or the Certificate of Incorporation.  If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairman of the meeting or (ii) the stockholders by the vote of the holders of a majority of the stock present in person or represented by proxy at the meeting, will have power to adjourn the meeting from time to time in accordance with Section 2.8, each without notice other than announcement at the meeting, until a quorum is present or represented.  At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy will decide any matter properly brought before such meeting, unless (i) the matter is one upon which, by express provision of the laws of the State of Delaware or of the Certificate of Incorporation or these Bylaws, a vote of a different number or voting by classes is required, in which case such express provision will govern and control the decision of the matter, or (ii) the matter is brought pursuant to the rules of an exchange upon which the securities of HP are listed, in which case such rules will determine the vote required.

If a quorum be initially present, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

2.8           ADJOURNED MEETING; NOTICE.  Any meeting of stockholders, annual or special, whether or not a quorum is present, may be adjourned for any reason from time to time by either (i) the chairman of the meeting or (ii) the stockholders by the vote of the holders of a majority of the stock represented at the meeting, either in person or by proxy.  In the absence of a quorum, no other business may be transacted at that meeting except as provided in Section 2.7 of these Bylaws.

When any meeting of stockholders, either annual or special, is adjourned to another time or place (if any), notice need not be given of the adjourned meeting if the time and place, if any thereof and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken.  However, if a new record date for the adjourned meeting is fixed or if the adjournment is for more than thirty (30) days from the date set for the original meeting, then notice of the adjourned meeting will be given.  Notice of any such adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.5 and 2.6 of these Bylaws.  At any adjourned meeting HP may transact any business which might have been transacted at the original meeting.

2.9           VOTING.  The stockholders entitled to vote at any meeting of stockholders will be determined in accordance with the provisions of Section 2.12 of these Bylaws.

Except as may be otherwise provided in the Certificate of Incorporation, by these Bylaws or as required by law, each stockholder will be entitled to one vote for each share of capital stock registered in such stockholder’s name on the books of HP on the record date fixed for determination of stockholders entitled to vote at such meeting.

Any stockholder entitled to vote on any matter may vote part of such stockholder’s shares in favor of the proposal and refrain from voting part or all of such stockholder’s remaining shares or, except when the matter is the election of directors and plurality voting applies, may vote part or all of them against the proposal; but if the stockholder fails to specify the number of shares which the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder’s vote is with respect to all shares which the stockholder is entitled to vote.

2.10         VALIDATION OF MEETINGS; WAIVER OF NOTICE; CONSENT.  The transactions of any meeting of stockholders, either annual or special, however called and noticed, and wherever held, will be as valid as though they had been taken at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy.

Attendance by a person at a meeting also will constitute a waiver of notice of and presence at that meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.  Attendance at a meeting is not a waiver of any right to object to the consideration of matters required by law to be included in the notice of the meeting but not so included, if that objection is expressly made at the meeting.

2.11         ACTION BY WRITTEN CONSENT.  Subject to the rights of the holders of the shares of any series of Preferred Stock or any other class of stock or series thereof having a preference over the Common Stock as to dividends or upon liquidation, any action required or permitted to be taken by the stockholders of HP must be effected at a duly called annual or special meeting of stockholders of HP and may not be effected by any consent in writing by such stockholders.

2.12         RECORD DATE FOR STOCKHOLDER NOTICE; VOTING; GIVING CONSENTS.  For purposes of determining the stockholders entitled to notice of any meeting or to vote thereat, the Board of Directors may fix, a record date, which will not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and will not be more than sixty (60) days nor less than ten (10) days before the date of any such meeting, and in such event only stockholders of record on the date so fixed are entitled to notice and to vote, notwithstanding any transfer of any shares on the books of HP after the record date, except as otherwise provided in the Certificate of Incorporation, by these Bylaws, by agreement or by applicable law.

If the Board of Directors does not so fix a record date, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders will be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders will apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors will fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

The record date for any other purpose will be as provided in Section 8.1 of these Bylaws.

2.13         PROXIES.  Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy, which may be in the form of a facsimile or other means of electronic transmission, signed by the person and submitted to the secretary of HP or HP’s proxy solicitor, but no such proxy will be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period.  A proxy will be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, facsimile signature or otherwise) by the stockholder or the stockholder’s attorney-in-fact or, in the case of an electronically transmitted proxy, the submission has been properly authorized.  A duly executed proxy will be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by submitting another duly executed proxy bearing a later date with the secretary.

A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by HP.

2.14         INSPECTORS OF ELECTION.  Before any meeting of stockholders, the Board of Directors will appoint an inspector or inspectors of election to act at the meeting or its adjournment.  The number of inspectors will be either one (1) or three (3).  If any person appointed as inspector fails to appear or fails or refuses to act, then the chairman of the meeting may, and upon the request of any stockholder or a stockholder’s proxy will, appoint a person to fill that vacancy.

Such inspectors will:

(a)           determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity of proxies;

(b)           receive votes and ballots;

(c)           hear and determine all challenges and questions in any way arising in connection with the votes and ballots submitted that may be resolved by an inspector of elections during a review and challenge process; and

(d)           count and tabulate all votes and ballots.

The inspectors of election will perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical.  If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.  Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

ARTICLE III

DIRECTORS

3.1           POWERS.  Subject to the provisions of the General Corporation Law of Delaware and to any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of HP will be managed and will be exercised by or under the direction of the Board of Directors.  In addition to the powers and authorities these Bylaws expressly confer upon them, the Board of Directors may exercise all such powers of HP and do all such lawful acts and things as are not by the General Corporation Law of Delaware or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

3.2           NUMBER.  The authorized number of directors will be not less than eight (8) nor more than seventeen (17).  Within such limits, the exact number of directors will be ten (10).

3.3           ELECTION AND TERM OF OFFICE OF DIRECTORS.  Except as provided in Section 3.4 of these Bylaws, at each annual meeting of stockholders, directors elected to succeed those directors whose terms then expire will be elected for a term of office to expire at the succeeding annual meeting of stockholders after their election, with each director to hold office until such director’s successor will have been duly elected and qualified or until his or her earlier resignation or removal.

Directors need not be stockholders unless so required by the Certificate of Incorporation or by these Bylaws, wherein other qualifications for directors may be prescribed.  Each director, including a director elected to fill a vacancy, will hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal.

Election of directors at all meetings of the stockholders at which directors are to be elected will be by ballot.

Each director shall be elected by the vote of the majority of the votes cast with respect to the nominee at any meeting for the election of directors at which a quorum is present, provided, however, that the directors shall be elected by a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors and cast in the election of directors at any meeting of stockholders for which (i) the secretary of HP receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for director set forth in Section 2.2 of these Bylaws and (ii) such nomination has not been withdrawn by such stockholder on or prior to the tenth day preceding the date HP first mails its notice of meeting for such meeting to the stockholders.  For purposes of this Section, a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee’s election.

3.4           RESIGNATION AND VACANCIES.  Any director may resign effective upon giving notice in writing or by electronic transmission to the chairman of the Board of Directors, the chief executive officer, the secretary or the entire Board of Directors, unless the notice specifies a later time for that resignation to become effective; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director.  If the resignation of a director is effective at a future time, the Board of Directors, including such resigning director, may elect a successor to take office when the resignation becomes effective.  Acceptance of such resignation shall not be necessary to make it effective.

Unless otherwise provided in the Certificate of Incorporation or by these Bylaws, vacancies on the Board of Directors may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director; however, a vacancy created by the removal of a director by the vote of the stockholders or by court order may be filled only by the affirmative vote of a majority of the voting power of shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum).  Each director so elected will hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified or until his or her earlier resignation or removal.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws:

(i)            Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

(ii)           Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

Any directors chosen pursuant to this Section 3.4 will hold office for a term expiring at the next annual meeting of stockholders and until such director’s successor will have been duly elected and qualified or until such director’s earlier resignation or removal.

If at any time, by reason of death or resignation or other cause, HP should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board of Directors (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent (10%) of the total number of the then outstanding shares having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election will be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable.

3.5           REMOVAL.  Unless otherwise restricted by statute or by the Certificate of Incorporation, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; provided, however, that, if and so long as stockholders of HP are entitled to cumulative voting, if less than the entire Board of Directors is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire Board of Directors.

3.6           PLACE OF MEETINGS; MEETINGS BY TELEPHONE.  Regular meetings of the Board of Directors may be held at any place within or outside the State of Delaware that has been designated from time to time by resolution of the Board of Directors.  In the absence of such a designation, regular meetings will be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of HP.  Special meetings of the Board of Directors may be held at any place within or outside the State of Delaware that has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of HP.

Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all directors participating in the meeting can hear one another; and all such directors shall be deemed to be present in person at the meeting.

3.7           REGULAR MEETINGS.  Regular meetings of the Board of Directors may be held without notice if the times of such meetings are fixed by the Board of Directors.

3.8           SPECIAL MEETINGS; NOTICE.  Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the Board of Directors, the chief executive officer, the secretary or a majority of the members of the Board of Directors then in office.

The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.  The chairman of the Board of Directors, the chief executive officer, secretary or any assistant secretary or their delegates will give notice of any special meeting to each director personally or by telephone to each director or sent by mail, express mail, courier service, confirmed facsimile, electronic mail or other means of electronic transmission, postage or charges prepaid, addressed to each director at that director’s address as it is shown on the records of HP or if the address is not readily ascertainable, notice will be addressed to the director at the city or place in which the meetings of directors are regularly held.  If the notice is by mail, such notice will be deposited in the United States mail at least four (4) days prior to the time set for such meeting.  If the notice is by express mail or courier service, such notice will be deemed adequately delivered when the notice is delivered to the overnight mail or courier service company at least twenty-four (24) hours prior to the time set for such meeting.  If the notice is by facsimile transmission, electronic mail or other means of electronic transmission, such notice will be deemed adequately delivered when the notice is transmitted a reasonable time prior to the time set for such meeting.  If the notice is by telephone or by hand delivery, such notice will be deemed adequately delivered when the notice is given a reasonable time (which need not be more than twenty-four hours and may be less depending upon the circumstances) prior to the time set for such meeting.  Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director whom the person giving the notice has reason to believe will promptly communicate it to the director.  If the meeting is to be held at the principal executive office of HP, the notice need not specify the place of the meeting.  Moreover, a notice of meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a meeting.

3.9           QUORUM.  A majority of the authorized number of directors will constitute a quorum for the transaction of business, except to fill vacancies in the Board of Directors as provided in Section 3.4 and to adjourn as provided in Section 3.11 of these Bylaws.  Every act or decision done or made by a majority of the directors present at a duly held meeting at which a quorum is present will be regarded as the act of the Board of Directors, subject to the provisions of the Certificate of Incorporation and applicable law.

A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of enough directors to leave less than a quorum.

3.10         WAIVER OF NOTICE.  Notice of a meeting need not be given to any director (i) who provides a written or electronic waiver of notice or a consent to holding the meeting or who approves the minutes thereof, whether before or after the meeting, or (ii) who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such directors.  If waiver of notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director.  The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, are as valid as though taken at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present who did not receive notice of such meeting provides a written or electronic waiver of notice pursuant to this Section 3.10.  A waiver of notice need not specify the purpose of any regular or special meeting of the Board of Directors.

3.11         ADJOURNMENT.  A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

3.12         NOTICE OF ADJOURNMENT.  Notice of the time and place of holding an adjourned meeting need not be given if announced unless the meeting is adjourned for more than twenty-four (24) hours.  If the meeting is adjourned for more than twenty-four (24) hours, then notice of the time and place of the adjourned meeting will be given before the adjourned meeting takes place, in the manner specified in Section 3.8 of these Bylaws, to the directors who were not present at the time of the adjournment.

3.13         BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.  Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, provided that all members of the Board of Directors individually or collectively provide written or electronic consent to that action; provided however, that, if such consent is effected by electronic transmission, such electronic transmission was authorized by the director.  Such action by written consent will have the same force and effect as a unanimous vote of the Board of Directors.  Such written consent and any counterparts thereof will be filed with the minutes of the proceedings of the Board of Directors.

3.14         ORGANIZATION.  Meetings of the Board of Directors will be presided over by the chairman of the Board of Directors, if any.  In his or her absence, the lead independent director will preside over meetings of the Board of Directors.  In the absence of the chairman of the Board of Directors and the lead independent director, a majority of the directors present at the meeting, assuming a quorum, will designate a president pro tem of the meeting who, if any such person be present, will be a chairman of a committee of the Board of Directors and who will preside at the meeting.  The secretary, or in his or her absence the assistant secretary, will act as secretary of the meeting, but in the absence of such persons the chairman of the meeting may appoint any person to act as secretary of the meeting.

3.15         FEES AND COMPENSATION OF DIRECTORS.  Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors.  This Section 3.15 will not be construed to preclude any director from serving HP in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

3.16         EXECUTIVE SESSION.  It is the intent of the Board of Directors that the members of the Board of Directors who are not employees of HP will confer in executive session at least three times per year.  Such directors may confer in additional executive sessions from time to time throughout the year, as determined by a majority of such directors.  The executive sessions shall be presided over by a lead independent director, selected by a majority of such independent directors, as determined by HP’s independence standards.

ARTICLE IV

COMMITTEES

4.1           COMMITTEES OF DIRECTORS.  The Board of Directors may designate one (1) or more committees, each consisting of one (1) or more directors, to serve at the pleasure of the Board of Directors.  The Board of Directors may designate one (1) or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee.  Any committee, unless limited by resolution of the Board of Directors or any applicable laws or listing standards, will have all the authority of the Board of Directors, but no such committee will have the power or authority to (i) approve or adopt or recommend to the stockholders any action or matter (other than the election or removal of directors) that requires the approval of the stockholders under applicable law or (ii) adopt, amend or repeal any Bylaw of HP.

4.2           MEETINGS AND ACTION OF COMMITTEES.  Meetings and actions of committees will be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section 3.6 (place of meetings; meetings by telephone), Section 3.7 (regular meetings), Section 3.8 (special meetings; notice), Section 3.9 (quorum), Section 3.10 (waiver of notice), Section 3.11 (adjournment), Section 3.12 (notice of adjournment), and Section 3.13 (action by written consent), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors, and that notice of special meetings of committees will also be given to all alternate members, who will have the right to attend all meetings of the committee.  The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

4.3           EXECUTIVE COMMITTEE.  In the event that the Board of Directors appoints an executive committee, such executive committee, in all cases in which specific directions to the contrary have not been given by the Board of Directors, will have and may exercise, during the intervals between the meetings of the Board of Directors, all the powers and authority of the Board of Directors in the management of the business and affairs of HP (except as provided in Section 4.1 hereof) in such manner as the executive committee may deem in the best interests of HP.

ARTICLE V

OFFICERS AND CHAIRMAN OF THE BOARD

5.1           OFFICERS.  The officers of HP shall consist of a chief executive officer, a chief financial officer, one or more vice presidents, a secretary, one or more assistant secretaries, who will be elected by the Board of Directors and such other officers, including but not limited to a president and a treasurer, as the Board of Directors deems expedient, who will be elected in such manner and hold their offices for such terms as the Board of Directors may prescribe.  Any two of such offices may be held by the same person.  The Board of Directors may designate one or more elected vice presidents as executive vice presidents or senior vice presidents, and the chief executive officer may designate one or more elected vice presidents as senior vice presidents.  The Board of Directors may from time to time designate the chief executive officer, president or any executive vice president as the chief operating officer of HP.

5.2           APPOINTMENT OF OFFICERS.  In addition to officers elected by the Board of Directors in accordance with Sections 5.1 and 5.3, HP may have one or more appointed vice presidents.  Such appointed vice presidents may be appointed by the Board of Directors, the chairman of the Board of Directors or the chief executive officer and will have such duties as may be established by the Board of Directors, the chairman of the Board of Directors or the chief executive officer.  The Board of Directors may designate one or more appointed vice presidents as executive vice presidents or senior vice presidents, and the chief executive officer may designate one or more appointed vice presidents as senior vice presidents.  Vice presidents appointed pursuant to this Section 5.2 may be removed in accordance with Section 5.5.

5.3           ELECTION OF SECTION 16 OFFICERS BY BOARD OF DIRECTORS.  The Board of Directors will designate officers for purposes of Section 16 of the 1934 Act (“Section 16 Officers”).

5.4           TERMS OF OFFICE AND COMPENSATION.  The term of office of each of such executive officers will be fixed and determined by the Board of Directors and may be altered by the Board of Directors from time to time at its pleasure, subject to the rights, if any, of such executive officers under any contract of employment.  The compensation of such executive officers shall be determined by the HR and Compensation Committee of the Board of Directors in consultation with the full Board of Directors, as appropriate.

5.5           REMOVAL; RESIGNATION OF OFFICERS AND VACANCIES.  Any officer of HP may be removed at the pleasure of the Board of Directors at any meeting or at the pleasure of any officer who may be granted such power by a resolution of the Board of Directors.  Any officer may resign at any time upon written or electronic notice to HP without prejudice to the rights, if any, of HP under any contract to which the officer is a party; provided that, if such notice is given by electronic transmission, such transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer.  Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.  If any vacancy occurs in any office of HP the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor is duly chosen and qualified.

5.6           CHAIRMAN OF THE BOARD.  The chairman of the Board of Directors, who may be an officer of HP, will, if present, preside at meetings of the Board of Directors and stockholders; and may call meetings of the stockholders and also of the Board of Directors to be held, subject to the limitations prescribed by law or by these Bylaws, at such times and at such places as the chairman of the Board of Directors may deem proper.  The chairman of the Board of Directors will exercise and perform such other duties as may from time to time be agreed to by the Board of Directors.  The chairman of the Board of Directors will report to the Board of Directors.

5.7           CHAIRMAN OF EXECUTIVE COMMITTEE.  The chairman of the executive committee, if there be one, will have other powers and be subject to such duties as the Board of Directors may from time to time prescribe.

5.8           CHIEF EXECUTIVE OFFICER.  The powers and duties of the chief executive officer are:

(a)           To have and provide general supervision, direction and control of HP’s business and its officers;

(b)           To call meetings of the Board of Directors to be held, subject to the limitations prescribed by law or by these Bylaws, at such times and at such places as the chief executive officer deems proper;

(c)           To affix the signature of HP to all deeds, conveyances, mortgages, leases, obligations, bonds, certificates and other papers and instruments in writing (“Contracts”) which have been authorized by the Board of Directors or which, in the judgment of the chief executive officer, should be executed on behalf of HP;

(d)           To delegate the power to affix the signature of HP to Contracts to other officers of HP; and

(e)           To have such other powers and be subject to such other duties as the Board of Directors may from time to time prescribe.

In case of the disability or death of the chief executive officer, the Board of Directors will meet promptly to confer the powers of the chief executive officer on another elected officer.  Until the Board of Directors takes such action, the chief financial officer will exercise all the powers and perform all the duties of the chief executive officer.

5.9           PRESIDENT.  Subject to the discretion of the Board of Directors to elect or not elect a president and to the supervisory powers of the chief executive officer in the event of such election, the president, if any, will act in a general executive capacity and will assist the chief executive officer in the administration and operation of HP’s business and general supervision of its policies and affairs.  The president will have the power to sign certificates for shares of stock of HP.  The president will have the power to affix the signature of HP to all Contracts unless otherwise limited by HP policy or by the Board of Directors or the chief executive officer.  The president will have such other powers and be subject to such other duties as the Board of Directors or the chairman of the Board of Directors or the chief executive officer may from time to time prescribe.

5.10         VICE PRESIDENTS.  Vice Presidents may be elected by the Board of Directors or appointed pursuant to Section 5.2.  Elected vice presidents will have the power to affix the signature of HP to all Contracts, unless otherwise limited by HP policy or by the Board of Directors or the officer to whom such elected vice president directly or indirectly reports.  Elected vice presidents will have such other powers and perform such other duties as may be granted or prescribed by the Board of Directors.

Vice presidents appointed pursuant to Section 5.2 will have such powers and duties as may be fixed in accordance with Section 5.2, except that such appointed vice presidents may not exercise the powers and duties of the chief executive officer or president.

5.11         SECRETARY.  The powers and duties of the secretary are:

(a)           To keep a book of minutes at the principal office of HP, or such other place as the Board of Directors may order, of all meetings of its directors and stockholders with the time and place of such meetings, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors’ meetings, the number of shares present or represented at stockholders’ meetings and the proceedings thereof.

(b)           To keep the seal of HP and affix the same to all instruments which may require it.

(c)           To keep or cause to be kept at the principal executive office of HP, or at the office of the transfer agent or agents, a share register, or duplicate share registers, showing the names of the stockholders and their addresses, the number of and classes of shares, and the number and date of cancellation of every certificate surrendered for cancellation.

(d)           To keep a supply of certificates for shares of HP, to fill in all certificates issued, and to make a proper record of each such issuance; provided, that so long as HP will have one or more duly appointed and acting transfer agents or exchange agents with respect to the shares, or any class or series of shares, of HP, such duties with respect to such shares will be performed by such agent or agents.

(e)           To transfer upon the share books of HP any and all shares of HP; provided, that so long as HP will have one or more duly appointed and acting transfer agents or exchange agents with respect to the shares, or any class or series of shares, of HP, such duties with respect to such shares will be performed by such agent or agents, and the method of transfer of each certificate will be subject to the reasonable regulations of the agent to which the certificate is presented for transfer, and also, if HP then has one or more duly appointed and acting agents, to the reasonable regulations of the agent to which the new certificate is presented for registration; and provided, further that no certificate for shares of stock will be issued or delivered or, if issued or delivered, will have any validity whatsoever until and unless it has been signed or authenticated in the manner provided in Section 8.5 hereof.

(f)            To make service and publication of all notices that may be necessary or proper.    In case of the absence, disability, refusal, or neglect of the secretary to make service or publication of any notices, then such notices may be served and/or published by the chief executive officer, the president or a vice president, or by any person thereunto authorized by any of them or by the Board of Directors or by the holders of a majority of the outstanding shares of HP.

(g)           Generally to do and perform all such duties as pertain to the office of secretary and as may be required by the Board of Directors.

5.12         CHIEF FINANCIAL OFFICER.  The powers and duties of the chief financial officer are:

(a)           To supervise the corporate-wide treasury functions and financial reporting to external bodies.

(b)           To have the custody of all funds, securities, evidence of indebtedness and other valuable documents of HP and, at the chief financial officer’s discretion, to cause any or all thereof to be deposited for account of HP at such depositary or depositaries as may be designated from time to time by the Board of Directors or the chairman of the Board of Directors or the chief executive officer, or as the chief financial officer deems appropriate.

(c)           To receive or cause to be received, and to give or cause to be given, receipts and acceptances for monies paid in for the account of HP.

(d)           To disburse, or cause to be disbursed, all funds of HP subject to such limits as may be directed by the Board of Directors, the chairman of the board or the chief executive officer, taking proper vouchers for such disbursements.

(e)           To render to the chief executive officer and to the Board of Directors, whenever they may require, accounts of all transactions and of the financial condition of HP.

(f)            Generally to do and perform all such duties as pertain to the office of chief financial officer and as may be required by the Board of Directors.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

6.1           INDEMNIFICATION OF DIRECTORS AND OFFICERS.  HP will indemnify and hold harmless each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of HP (or any predecessor) or is or was serving at the request of HP (or any predecessor) as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise (or any predecessor of any of such entities), including service with respect to employee benefit plans maintained or sponsored by HP (or any predecessor), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification will continue as to a person who has ceased to be a director, officer, employee or agent and will inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in the third paragraph of this Section 6.1, HP will indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors.  The right to indemnification conferred in this Section 6.1 will be a contract right and, in accordance with and subject to the provisions of Section 6.4, will include the right to be paid by HP the expenses incurred in defending any such proceeding in advance of its final disposition.

To obtain indemnification under this Section 6.1, a claimant will submit to the secretary of HP a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification.  Upon written request by a claimant for indemnification pursuant to the preceding sentence, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto will be made as follows: (i) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (ii) if no request is made by the claimant for a determination by Independent Counsel, (A) by the Board of Directors by a majority vote of Disinterested Directors (as hereinafter defined), even though less than a quorum or (B) if there are no Disinterested Directors or if the Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which will be delivered to the claimant, or (C) by a majority vote of a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, or (D) if a majority of the Disinterested Directors so direct, by the stockholders of HP.  In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Board of Directors will select Independent Counsel unless there has occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a “Change of Control” (as hereinafter defined), in which case the claimant will select Independent Counsel unless the claimant requests that the Board of Directors makes such selection.   If it is so determined that the claimant is entitled to indemnification, HP will pay within ten (10) days after such determination.

If HP does not pay in full a claim for indemnification under this Section 6.1 within thirty (30) days after a written claim pursuant to the preceding paragraph of this Section 6.1 has been received by HP, the claimant may at any time thereafter bring suit against HP to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant will be entitled to be paid also the expense of prosecuting such claim.  It will be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to HP) that the claimant has not met the standard of conduct which makes it permissible under the General Corporation Law of the State of Delaware for HP to indemnify the claimant for the amount claimed, but the burden of proving such defense will be on HP.  Neither the failure of HP (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by HP (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

If a determination is made pursuant to this Section 6.1 that the claimant is entitled to indemnification, HP will be bound by such determination in any judicial proceeding commenced pursuant to the preceding paragraph of this Section 6.1.  HP will be precluded from asserting in any judicial proceeding commenced pursuant to the third paragraph of this Section 6.1 that the procedures and presumptions of this Article VI are not valid, binding and enforceable and will stipulate in such proceeding that HP is bound by all the provisions of this Article VI.  The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section 6.1 will not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise.  No repeal or modification of this Article VI will in any way diminish or adversely affect the rights of any director, officer, employee or agent of HP hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

6.2           INDEMNIFICATION OF OTHERS.  HP will have the power, to the maximum extent and in the manner permitted by the General Corporation Law of Delaware, to indemnify each of its employees and agents (other than present and former directors and officers) against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred or suffered in connection with any proceeding, arising by reason of the fact that such person is or was an employee or agent of HP.  For purposes of this Section 6.2, an “employee” or “agent” of HP (other than a director or officer) includes any person (i) who is or was an employee or agent of HP, (ii) who is or was serving at the request of HP as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (iii) who was an employee or agent of a corporation which was a predecessor corporation of HP or of another enterprise at the request of such predecessor corporation.  To obtain indemnification under this Section 6.2, a claimant will submit to the secretary of HP a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant will be granted indemnification.

6.3           INSURANCE.  HP may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of HP, or is or was serving at the request of HP as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not HP would have the power to indemnify him or her against such liability under the provisions of the General Corporation Law of Delaware.

6.4           EXPENSES.  HP will advance to any person eligible for indemnification pursuant to Section 6.1 hereof, and may advance to any person eligible for indemnification pursuant to Section 6.2 hereof, prior to the final disposition of the proceeding, all expenses reasonably incurred by any such person in connection with defending such proceeding, upon receipt of a request therefor and an undertaking by or on behalf of such person to repay such amounts if it should be determined ultimately that such person is not entitled to be indemnified under this Article VI or otherwise, such advances to be paid by HP within twenty (20) days after the receipt by HP of a statement or statements from the claimant requesting such advance or advances from time to time.  Notwithstanding the foregoing, HP will not be required to advance expenses in connection with any proceeding (or part thereof) initiated by any person unless the proceeding was authorized in advance by the Board of Directors of HP.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 6.5, HP will not advance or continue to advance expenses to any person (except by reason of the fact that such person is or was a director of HP in which event this paragraph will not apply) in any proceeding if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of Disinterested Directors, even though less than a quorum (ii) if there are no Disinterested Directors or the Disinterested Directors so direct, by Independent Counsel in a written opinion or (iii) by a majority vote of a committee of Disinterested Directors designated by a majority vote of Disinterested Directors, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of HP.

6.5           NON-EXCLUSIVITY OF RIGHTS.  The rights conferred on any person by this Article VI will not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office.  HP is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the General Corporation Law of Delaware.

6.6           SURVIVAL OF RIGHTS.  The rights conferred on any person by this Article VI will continue as to a person who has ceased to be a director, officer, employee or other agent and will inure to the benefit of the heirs, executors and administrators of such a person.

6.7           AMENDMENTS.  Any repeal or modification of this Article VI will only be prospective and will not affect the rights under this Article VI in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of HP.

6.8           SEVERABILITY.  If any provision or provisions of this Article VI will be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article VI (including, without limitation, each portion of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) will not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article VI (including, without limitation, each such portion of any paragraph of this Article VI containing any such provision held to be invalid, illegal or unenforceable) will be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

6.9           NOTICE.  Any notice, request or other communication required or permitted to be given to HP under this Article VI will be in writing and either delivered in person or sent by confirmed telecopy, electronic mail, overnight mail or courier service, or certified or registered mail, postage or charges prepaid, return copy requested, to the secretary of HP and will be effective only upon receipt by the secretary.

6.10         DEFINITIONS.  For the purpose of this Article VI, a “Change of Control” will mean:

(1)           the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either (i) the then outstanding shares of common stock of HP (the “Outstanding Corporation Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of HP entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”).  Notwithstanding the foregoing, for purposes of this part (1), the following acquisitions will not constitute a Change of Control: (i) any acquisition directly from HP or any acquisition from other stockholders where (A) such acquisition was approved in advance by the Board of Directors of HP, and (B) such acquisition would not constitute a Change of Control under the first sentence of part (1) of this definition, (ii) any acquisition by HP, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by HP or any corporation controlled by HP, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of the second sentence of part (1) of this definition; or

(2)           individuals who, as of the date hereof, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors; or

(3)           consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of HP (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding HP Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of HP resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns HP or all or substantially all of HP’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding HP Common Stock and Outstanding HP Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of HP or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the Board of Directors of HP resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for such Business Combination; or

(4)           approval by the stockholders of a complete liquidation or dissolution of HP.

For purposes of this Bylaw:

“Disinterested Director” will mean a director of HP who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

“Independent Counsel” will mean a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and will include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either HP or the claimant in an action to determine the claimant’s rights under this Article VI.

ARTICLE VII

RECORDS AND REPORTS

7.1           MAINTENANCE AND INSPECTION OF RECORDS.  HP will, either at its principal executive office or at such place or places as designated by the Board of Directors or the secretary, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records.

Any stockholder of record or beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person, in person or by attorney or other agent, will, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose HP’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom.  In every instance where the stockholder is other than a record holder of stock in HP, the demand under oath will state the person’s status as a stockholder, be accompanied by documentary evidence of beneficial ownership of the stock and state that such documentary evidence is a true and correct copy of what it purports to be.  A proper purpose will mean a purpose reasonably related to such person’s interest as a stockholder.  In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath will be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder.  The demand under oath will be directed to HP at its registered office in Delaware or to the secretary of HP at HP’s principal place of business.  For purposes of this Section 7.1, “under oath” will include statements the declarant affirms to be true under penalty of perjury under the laws of the United States or any state thereof.

7.2           INSPECTION BY DIRECTORS.  Any director will have the right to examine HP’s stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to his or her position as a director.  The burden of proof will be upon HP to establish that the inspection such director seeks is for an improper purpose.  The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought.  The Court may summarily order HP to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom.  The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

7.3           REPRESENTATION OF SHARES OF OTHER CORPORATIONS.  The chief executive officer or any other officer of HP who serves on the Board of Directors of another entity at the request of or with the approval of HP or who is otherwise duly authorized may vote, represent, and exercise on behalf of HP all rights incident to any and all shares or other equity interest of any other entity or corporations standing in the name of HP; provided, however, that the granting of any proxy in connection with an annual meeting of stockholders of any such entity will be subject to prior review by the secretary or assistant secretary of HP, and, provided further, that the granting of any proxy in connection with an annual meeting of stockholders of any entity in which an HP employee benefit plan is a stockholder will be determined by the Investment Review Committee of HP or its delegate.  The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by such person having the authority.

ARTICLE VIII

GENERAL MATTERS

8.1           RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING.  For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any other lawful action, the Board of Directors may fix a record date, which will not be more than sixty (60) days before any such action, and which record date will not precede the date upon which the resolution fixing the record date is adopted.  In that case, only stockholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any shares on the books of HP after the record date so fixed, except as otherwise provided in the Certificate of Incorporation, by these Bylaws, by agreement or by law.

If the Board of Directors does not so fix a record date, then the record date for determining stockholders for any such purpose will be at the close of business on the day on which the Board of Directors adopts the applicable resolution.

8.2           CHECKS; DRAFTS; EVIDENCES OF INDEBTEDNESS.  From time to time, the Board of Directors or its delegate will determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to HP, and only the persons so authorized will sign or endorse those instruments.

8.3           CORPORATE CONTRACTS AND INSTRUMENTS; HOW EXECUTED.  The Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of HP; such authority may be general or confined to specific instances.  Unless so authorized or ratified by the Board of Directors, provided in these Bylaws or within the agency power of an officer, no officer, agent or employee will have any power or authority to bind HP by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.4           FISCAL YEAR.  The fiscal year of HP will begin on the first day of November of each year and end on the last day of October of the following year.

8.5           STOCK CERTIFICATES.  There will be issued to each holder of fully paid shares of the capital stock of HP a certificate or certificates for such shares, if so requested by the holder (in the absence of such request, shares may be issued in book-entry form).  To the extent required by the General Corporation Law of the State of Delaware, every holder of shares of HP will be entitled to have a certificate signed by, or in the name of HP by, the president and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of HP representing the number of shares registered in certificate form.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by HP with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

8.6           SPECIAL DESIGNATION ON CERTIFICATES.  If HP is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights will be set forth in full or summarized on the face or back of the certificate that HP will issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that HP will issue to represent such class or series of stock a statement that HP will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

8.7           LOST CERTIFICATES.  HP, directly or through its transfer or exchange agent, may issue a new share certificate or new certificate for any other security in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and HP, directly or through its transfer or exchange agent, may require the owner of the lost, stolen or destroyed certificate or the owner’s legal representative to give HP a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.  The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as appropriate.

8.8           CONSTRUCTION; DEFINITIONS.  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the General Corporation Law of Delaware will govern the construction of these Bylaws.  Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

8.9           PROVISIONS CONTRARY TO PROVISIONS OF LAW.  Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which upon being construed in the manner provided in Section 8.9 hereof, is contrary to or inconsistent with any applicable provisions of law, will not apply so long as such provisions of law remain in effect, but such result will not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is or are illegal.

8.10         NOTICES.  Any reference in these Bylaws to the time a notice is given or sent means, unless otherwise expressly provided, the time a written notice by mail is deposited in the United States mails, postage prepaid; or the time any other written notice is personally delivered to the recipient or is delivered to a carrier for transmission, or actually transmitted by the person giving the notice by facsimile, electronic mail or other electronic means, to the recipient; or the time any oral notice is communicated, in person or by telephone, to the recipient or to a person at the office of the recipient who the person giving the notice has reason to believe will promptly communicate it to the recipient.

8.11         REMOTE COMMUNICATION.  For the purposes of these Bylaws, if authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders may, by means of remote communication:

(a)                                  participate in a meeting of stockholders; and

(b)           be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) HP will implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder, (ii) HP will implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholder, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, HP or its agent will maintain a record of such vote or other action.

8.12         ELECTRONIC TRANSMISSION.  For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

8.13         STOCKHOLDER RIGHTS PLAN.  HP will seek stockholder approval prior to its adoption of a Rights Plan, unless the Board of Directors, in the exercise of its fiduciary duties, determines that, under the circumstances existing at the time, it is in the best interests of the stockholders of HP to adopt or extend a Rights Plan without delay. If a Rights Plan is adopted or extended by the Board of Directors without prior stockholder approval, such plan must provide that it will expire unless ratified by the stockholders of HP within one year of adoption.  For purposes of this bylaw, the term “Rights Plan” refers generally to any plan providing for the distribution of preferred stock, rights, warrants, options or debt instruments to the stockholders of HP, designed to assist the Board of Directors in responding to unsolicited takeover proposals and significant stock accumulations in a manner that facilitates the exercise of the Board of Directors’ fiduciary responsibilities to stockholders of HP by conferring certain rights on them upon the occurrence of a “triggering event” such as a tender offer or third party acquisition of a specified percentage of stock.

ARTICLE IX

AMENDMENTS

The Bylaws of HP may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that HP may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal bylaws upon the directors; and, provided further, that any proposal by a stockholder to amend these Bylaws will be subject to the provisions of Article II and Article VI hereof.  The fact that such power has been so conferred upon the directors will not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.  Notwithstanding the foregoing, amendment or deletion of all or any portion of Article II hereof, Section 3.2 hereof, Section 3.3 hereof, Section 3.4 hereof, Section 6.1 and 6.4 hereof or this Article IX by the stockholders of HP will require the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the outstanding shares entitled to vote thereon.

Amended and restated effective November 15, 2007